                                                                  EXHIBIT 10.16

                         FIRST AMENDMENT TO LEASE AGREEMENT

     This First Amendment to Lease Agreement (this "First Amendment") is entered effective October 16, 1998 ("Effective Date") by and between Cornerstone Corporate Centre, LLC, a California limited liability company ("Landlord") and Rubio's Restaurants, Inc., a Delaware corporation ("Tenant") with reference to the facts set forth below.

                                      RECITALS

     A. Tenant and Marco Plaza Enterprises, a California general partnership ("Marco") entered into that certain Lease Agreement executed October 27, 1997 (the "Lease") whereunder Marco leased to Tenant and Tenant leased from Marco the Premises (as defined in the Lease).

     B. On or about October 28, 1997, Marco assigned its interest in the Lease to Landlord.

     C.   Landlord and Tenant desire to amend the Lease as provided below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. DEFINITIONS. Initially capitalized terms used herein without definition have the meanings given them in the Lease.

     2. AMENDMENT TO SECTION 6 OF THE BASIC TERMS. Section 6 of the Basic Terms is hereby deleted in its entirety and replaced with the following:

     "6.  Premises (Section 2.1 of Lease):   Improved office space on the
third floor.

                                   Project Rentable Area:   Approximately
                                                            100,230 square feet.

                                   Building Rentable Area:  Approximately 50,117
                                                            square feet.

                                   Premises Rentable Area:  Approximately 16,563
                                                            square feet.

                                   Premises Usable Area:    Approximately 14,447
                                                            square feet."

     3. AMENDMENT TO SECTION 9 OF THE BASIC TERMS. Section 9 of the Basic Terms is hereby amended as follows:

          3.1 INITIAL BASE MONTHLY RENT. Initial Base Monthly Rent equals Twenty-Eight Thousand Eight Hundred Nineteen and 62/100 Dollars ($28,819.62) assuming the Rentable area of the Premises equals 16,563 square feet.

          3.2 INITIAL BASE ANNUAL RENT. Initial Base Annual Rent equals Three Hundred Forty-Five Thousand Eight Hundred Thirty-Five and 44/100 Dollars ($345,835.44) assuming the Rentable area of the Premises equals 16,563 square feet.

          3.3 FIRST MONTH'S BASE MONTHLY RENT. The First Month's Base Monthly Rent due upon commencement of construction of the Premises is Twenty-Eight Thousand Eight Hundred Nineteen and 62/100 Dollars ($28,819.62).

          3.4 TENANT CONTINGENCY ALLOWANCES ADDED TO BASE MONTHLY RENT. Upon Landlord's determination of the monthly amounts of the Tenant Contingency Allowance and the Additional Tenant Contingency Allowance, the same shall be added to Base Monthly Rent pursuant to Section 3.2 of the Work Letter of the Lease as amended by this First Amendment.

     4.   AMENDMENT TO SECTION 12 OF THE BASIC TERMS.  Section 12 of the
Basic Terms is hereby deleted in its entirety and replaced with the following:

          "Security Deposit" (Article 4 of Lease): $28,819.62."

     5.   AMENDMENT TO SECTION 2.1.1. OF THE LEASE.  The first sentence of
Section 2.1.1 of the Lease is hereby deleted in its entirety and replaced with the following:

          "The Premises will be approximately 16,563 Rentable square feet on the third floor of the Building."

     6. ADDITIONAL CONTINGENCY ALLOWANCE. In addition to the Tenant Contingency Allowance described in Section 16 of the Summary of Basic Lease Provisions and Section 3.2 of the Work Letter, Tenant shall have the right to a Tenant Contingency Allowance of up to ten dollars ($10.00) per Usable square foot of the Premises (the "Additional Tenant Contingency Allowance"). The Additional Tenant Contingency Allowance shall be advance by Landlord, and repaid by Tenant, pursuant to the terms of Section 3.2 of the Work Letter, except that repayment shall be at the rate of one and sixty six hundredths cents ($0.0166) per Rentable square foot of the Premises per month for each one dollar ($1.00) per Rentable square foot of the Premises of Excess Cost paid by Landlord.

     7. AMENDMENTS TO EXHIBIT D. Sections 4 and 5 of Exhibit D are hereby deleted in their entirety.

                    [Remainder of Page Intentionally Left Blank]

     8. BALANCE OF TERMS UNAFFECTED. Except as amended herein, the balance of the provisions of the Lease are unmodified and remain in full force and effect. In the event of a conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall govern.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the Effective Date.

 TENANT:                          LANDLORD:
 RUBIO'S RESTAURANTS, INC.,       CORNERSTONE CORPORATE CENTRE, LLC,
 a Delaware corporation           a California limited liability company


 By:  /s/ Richard Rubio           By:  Newport National/Cornerstone LLC,
    -----------------------------      a California limited liability company,
 Name:  Richard Rubio                  Its Asset Manager
    -----------------------------
 Title:  V.P. Real Estate              By:  Newport National Corporation,
    -----------------------------           a California corporation,
                                            Its Manager
 By:
    -----------------------------           By:
                                               --------------------------------
 Name:                                         Scott R. Brusseau, President
     ----------------------------

 Title:
       --------------------------
                                            By:
                                               --------------------------------
                                               Jeffrey A. Brusseau,
                                               Senior Vice President

                            TENANT ESTOPPEL CERTIFICATE

The undersigned ("Tenant") as of the date of execution of this Certificate, hereby certifies to FIRST BANK & TRUST, a California Corporation, ("Lender"):

     a) Tenant is a lessee or tenant of Building C, which is to be constructed on Lot 8 in Carlsbad Airport Centre more particularly shown on Exhibit "A" attached hereto and made a part hereof ("Premises"), which Premises are a part of Cornerstone Corporate Centre (Lots 7, 8, 11 and
          15) located in the City of Carlsbad, County of San Diego, state of California ("Property") pursuant to that certain Lease dated October 29, 1997 between Tenant and Marco Plaza Enterprises, a California general partnership. Marco Plaza Enterprises has subsequently assigned the lease to Cornerstone Corporate Centre, LLC ("Borrower" or "Landlord"). The Lease is the only agreement with respect to the subject matter thereof and is in full force and effect. A copy of the executed, full and complete Lease is attached hereto as Exhibit "B" (the "Lease").

     b) Tenant is the only lessee or tenant under the Lease. The Lease is in full force and effect with no defaults thereunder by Landlord or Tenant.

     c)   The Lease is unmodified except None.

     d) No rent under the Lease has been paid more than thirty (30) days in advance of its due date.

     e) The address for notices to be sent to Tenant is as set forth in the Lease or as set forth in this Agreement.

     f) Tenant has no charge, lien, claim, defense or offset under the Lease or otherwise, against rents or other amounts due or to become due under the Lease. The Lease sets forth the entire agreement between Landlord and Tenant and all terms and conditions with respect to Tenant's right to occupy the Leased Premises.

     g) The initial term of the Lease is for a period of 7 years following the commencement date. No options to extend the term of the Lease exist, except for One (1) Three (3) year option, and two (2) additional five (5) year options. The Lease may not be canceled or terminated by Tenant (except pursuant to the specific terms of the Lease (prior to the expiration of the initial term). The rent is payable monthly in advance in the amounts set forth in the Lease.

     h) No prepayment or deposit of cash or other property has been made to cover or apply to future rent for security purposes, except as follows: None as of execution here of.

     i) There are no legal actions, voluntary or otherwise, currently pending against Tenant under the bankruptcy laws of the United States or any state thereof.

     j) Tenant has no right, interest, right of first refusal or option, whether arising out of the Lease or otherwise to (a) lease or expand into any space within the Property, other than the Leased Premises, or within any other property at the Office Park or owned by Borrower or
          (b) purchase or otherwise acquire all or any portion of the Property, the Leased Premises or the Office Park.

                --------------------------------------------------
                 Except as set forth in Section 2.5 of the Lease.
                --------------------------------------------------

     k) Tenant is not in default in any respect under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Leased Premises.

Tenant makes this Estoppel Certificate with the understanding that the Lender is relying upon it in making a loan to Borrower.

EXECUTED as of the   __________ day of October, 1997.

                         TENANT:

                         RUBIO'S RESTAURANTS, INC. d/b/a RUBIO'S BAJA GRILL



                         By:       R. Rubio
                                ------------------------------------------
                         Name:     Rafael R. Rubio
                                ------------------------------------------
                         Title:    Chairman
                                ------------------------------------------

                                     EXHIBIT A

                                    (SITE PLAN)

                                     EXHIBIT B

                                      (LEASE)

             (See Exhibit 10.15 to Registration Statement on Form S-1)

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

First Bank & Trust
2400 Michelson Drive
Irvine, CA 92715
Attn:  Ms. Pam Malally

                                                 (Space Above for Recorder Only)

                               SUBORDINATION OF LEASE
                      NONDISTURBANCE AND ATTORNMENT AGREEMENT

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN THE LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

          THIS SUBORDINATION OF LEASE, NONDISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement") is entered into as of October 29, 1997, by CORNERSTONE CORPORATE CENTRE, LLC, a California limited liability company ("Borrower" or "Landlord"), RUBIO'S RESTAURANTS, INC., a Delaware corporation ("Tenant"), FIRST BANK & TRUST, a California corporation, ("Lender"), with reference to the following facts:

          A. Landlord is or will be the owner of certain land located in the City of Carlsbad County of San Diego, State of California, more particularly described in EXHIBIT A attached hereto (the "Land"). The Land and all improvements now or hereafter to be constructed thereon, are collectively called herein the "Property."

          B. Pursuant to a lease dated October 29, 1997 (the "Lease") between Landlord and Tenant, Tenant is a tenant of a portion of the Land, identified in EXHIBIT A as the "Leased Premises."

          C. The Leased Premises are a part of a larger development more particularly described in EXHIBIT B attached hereto and referred to as Cornerstone Corporate Centre (the "Office Park").

          D. References In this Agreement to the "Lease" include, without limitation, the Lease, including, without limitation, all attachments thereto, the leasehold estate created thereby and all rights granted in the Lease, including without limitation, all extension options, rights of first refusal, exclusive operating rights and rights to restrict the uses made of other portions of the Office Park.

          E. Landlord and Lender have entered into or will enter into a Building Loan Agreement (the "Loan Agreement") dated as of October 29 1997, pursuant to which Landlord shall execute a promissory note of even date with the Loan Agreement in favor of Lender (the "Note") evidencing Landlord's indebtedness to Lender in connection with a loan of up to $6,280,000 (the "Loan"). The Loan is being made by Lender to Landlord to, in part, partially finance Landlord's construction obligations under the Lease.

          F. Borrower's obligations under the Note and Loan Agreement are secured by a Construction Trust Deed with Assignment of Rents, Security Agreement and Fixture Filing by Borrower ("Borrower Deed of Trust"), dated of even date with the Loan Agreement and to be recorded in the Official Records of San Diego County, California (the "Official Records"), concurrently with the recordation of this Agreement.

          G. The Borrower Deed of Trust and all the other documents executed by Borrower in connection with the Loan and defined in the Loan Agreement as "Loan Documents" are hereafter referred collectively as the "Loan Documents." All references herein to the "Deed of Trust" and the "Loan Documents" include without limitation, all renewals, modifications, extensions and amendments thereto and replacements and substitutions therefor.

          H. As a condition precedent to Borrower's obtaining the Loan and Lender's approval of the Lease, Lender has required that Landlord and Tenant subordinate the Lease to the lien of the Deed of Trust, subject to the terms of this Agreement.

          I. It is to the mutual benefit of Landlord and Tenant that Lender make the Loan to Landlord and approve the Lease, and Landlord and Tenant are willing to subordinate the Lease to the lien of the Deed of Trust.

          NOW THEREFORE, in consideration of the foregoing facts and the mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. PRIORITY OF DEED OF TRUST; SUBORDINATION OF LEASE. The Deed of Trust shall be and remain at all times a lien on the Property, prior and superior to the Lease. Landlord and Tenant intentionally and unconditionally subject and subordinate the Lease in favor of the lien of the Deed of Trust, and acknowledge that, in reliance upon and in consideration of this subjection and subordination, the Loan is being made to Landlord and would not be made but for this subjection and subordination.

     2. SUCCESSOR LANDLORD. The term "Successor Landlord" means any person or entity (including without limitation Lender or any third party) who succeeds to the interest of Borrower in and to the Leased Premises and the Lease pursuant to a judicial foreclosure, trustee's sale, or conveyance or sale in lieu of foreclosure, and the successors and assigns of any such person or entity.

     3. RECOGNITION; TERMINATION RIGHT. Provided that Tenant is not in default under any of the terms, covenants, or conditions of the Lease (after the expiration of all applicable grace or cure periods with respect to such default), any Successor Landlord (a) shall recognize the Lease and Tenant as its direct tenant under the Lease for the full term thereof (including any extensions set forth in the Lease that are exercised by Tenant), (b) shall be bound by and perform all of the obligations of the Landlord (subject to any limitations contained in this Agreement) under the terms and provisions of the Lease, (c) shall not disturb Tenant's use or possession of the Leased Premises, and (d) shall not join (except to the extent required by law) Tenant in summary or foreclosure proceedings or other proceedings to remove or evict Borrower from the Office Park. If Tenant is in default under any of the terms, covenants or conditions of the Lease (and all applicable grace or cure periods with respect to such default have expired), Successor Landlord may at its option elect to treat the Lease and all rights granted therein as terminated by virtue of the subordination contained in Section 1 above.

     4. ATTORNMENT AND NONDISTURBANCE. If a Successor Landlord succeeds to the interest of the Landlord under the Lease, and provided that such Successor Landlord has not elected to terminate the Lease as permitted by
Section 3 above:

          (a) The Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant for the balance of the term of the Lease, or any extensions or renewals thereof contemplated by the Lease; and Tenant, for itself and all other parties bound or affected by the Lease, agrees that it will attorn to, be liable to and recognize any Successor Landlord as the owner and lessor of the Leased Premises upon the same terms and conditions as are contained in the Lease (said attornment shall be effective and self-operative without the execution of any other instruments on the part of any party hereto, immediately upon Successor Landlord succeeding to the interests of Borrower under the Lease), and Tenant shall pay rent and all other amounts due under the Lease directly to the Successor Landlord; and

          (b) From and after such Successor Landlord's acquisition of title, Successor Landlord shall be deemed to have assumed the Landlord's obligations under the Lease, provided, however, that the Successor Landlord shall not be:

                 (i) liable for any act or omission of any prior landlord (including without limitation Borrower);

                (ii) liable for the return of any security deposit or other amount payable to Tenant upon the termination of the Lease, unless such amounts were previously actually delivered to the Successor Landlord by Borrower;

               (iii) be obligated to cure any default of any prior landlord (including, without limitation Borrower), which occurred prior to the date the Successor Landlord acquired title to the Leased Premises unless the default is continuing after the date the Successor Landlord acquires title;

                (iv) subject to any offsets or defenses which Tenant may have against any prior landlord (including without limitation Borrower);

                 (v) bound by any rent or additional rent which Tenant might have paid for more than one (1) month in advance to any prior landlord (including without limitation Borrower), unless Lender shall have consented in writing thereto or shall have received, directly or indirectly, such rent or additional rent; or

                 (vi) liable for any consequential damages attributable to any acts or omissions of any prior landlord (including without limitation Borrower); or

                (vii) obligated to restore improvements following any casualty not required to be insured under the Lease or pay the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under the Lease or any condemnation award; or

               (viii) liable for any damages or other relief attributable to any latent or patent defects in construction; or

                 (ix) liable for any costs or expenses related to any indemnification or representation provided by any prior landlord (including, but not limited to, Borrower) with respect to the Property or the Leased Premises, including without limitation, (A) the presence or clean-up of any hazardous substances or materials in, on, under or about the Leased Premises or the Office Park or (B) the ability of Tenant to use the Property for any purpose; or

                  (x) obligated to pay any expenses or damages in connection with or arising from any failure of any prior landlord (including without limitation Borrower) to enforce any restriction on use in the Office Park, or any exclusive use provisions of the Lease.

                 (xi) bound by (A) except as otherwise specifically permitted by the terms of the Lease, any surrender or consensual termination of the Lease without Lender's consent (which consent may be withheld in Lender's sole discretion), or (B) any amendment or modification of the Lease made without Lender's prior written consent (which consent shall not be unreasonably withheld or delayed, except that Lender may withhold its consent in Lender's sole discretion to any amendment which would reduce rent or other amounts payable under the Lease, shorten the term of the Lease, materially increase any construction obligations of Landlord under the Lease or otherwise materially and adversely change the economic terms or value of the Lease).

        5. ASSIGNMENT. Tenant acknowledges and agrees that it has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Lender pursuant to the Deed of Trust. If Lender notifies Tenant of the occurrence of an Event of Default under the Deed of Trust and demands that Tenant pay rents, reimbursements and other amounts due under the Lease directly to Lender, Tenant shall honor such demand and pay all rents, reimbursements and other amounts due under the Lease directly to Lender or as otherwise directed pursuant to such notice. In complying with these provisions, Tenant shall be entitled to rely solely upon the notices given by Lender, and Landlord agrees to indemnify and hold Tenant harmless from and against any and all loss, claim, damage or liability arising out of Tenant's compliance with such notice. Tenant shall be entitled to full credit under the Lease for any rents paid to Lender in accordance with the provisions of this paragraph to the same extent as if such rents were paid directly to Landlord. Any dispute between Lender and Landlord as to the extent, nature, existence or continuance of an Event of Default, or with respect to foreclosure of the Deed of Trust by Lender, shall be dealt with and adjusted solely among Lender, Landlord, and Tenant shall not be made a party thereto (unless required by law).

        6. REPLACEMENT LEASE. Upon the written request of either Successor Landlord or Tenant to the other, given at or about the time of any judicial or nonjudicial foreclosure sale, or any conveyance in lieu thereof, the parties agree to execute a new replacement lease of the Leased Premises upon the same terms and conditions as the Lease between Borrower and Tenant, which replacement lease shall cover any unexpired term of the Lease (and shall include any extension or renewal options contemplated thereby) existing prior to such foreclosure sate or conveyance in lieu thereof.

        7. INSURANCE AND CONDEMNATION. Provided that the conditions in the Deed of Trust and other Loan Documents regarding the procedures and conditions for the holding and disbursement of the Landlord's interest in the proceeds of casualty insurance and condemnation awards shall govern, Lender agrees that such proceeds shall be applied to rebuild or restore the Leased Premises and the Property to the extent required by the Lease.

        8. MODIFICATION OR TERMINATION. Borrower and Lender have advised Tenant that Borrower does not have the authority, without Lender's prior written consent, to consent to or agree to any cancellation, termination or surrender of the Lease (except at the normal expiration of the term of the Lease) nor to enter into any agreement, amendment or modification of the Lease.

        9. LENDER NOTICE AND CURE RIGHTS. Tenant agrees to give Lender a copy of any notice of default served by Tenant upon Borrower. Such notice shall be served in the manner described in Section 16 below at the same time that notice is given to Borrower. Tenant further agrees that if Borrower falls to cure such default within the time provided for in the Lease, then Lender shall have an additional thirty (30) days, commencing after the expiration of Borrower's cure period, within which to cure such default after receipt of written notice thereof from Tenant, or if such default cannot be cured within that time, then such additional time as may be necessary to cure the default shall be granted if, within thirty (30) days, Lender has commenced and is diligently pursuing the remedies necessary to cure such default, including without limitation, commencement of foreclosure proceedings (if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being diligently pursued by Lender.

        10. LIMITATIONS ON LENDER LIABILITY. Tenant acknowledges that Lender assumes no duty, liability or other obligation under the Lease either by virtue of Deed of Trust or by any receipt or collection of rents under the Lease. If any Successor Landlord should at any time become obligated to perform the covenants of Landlord under the Lease, then, upon any further transfer of the Property or the Lease, by such Successor Landlord, all of such obligations accruing after the date of that further transfer shall terminate as to the Successor Landlord. No Successor Landlord shall have any obligation or liability beyond its interest in the Property, and Tenant will not collect or attempt to collect any judgment out of any assets of Lender other than the Property.

        11. OPTIONAL ADVANCES. All non-obligatory additional advances made in connection with any construction of improvements on the Property and secured by the Deed of Trust and any deed of trust used in connection with any refinancing of the Loan by Lender, shall unconditionally be and remain at all times a lien on the Property, prior and superior to the Lease.

        12. ENTIRE AGREEMENT REGARDING SUBORDINATION. This Agreement shall be the whole and only agreement with regard to the subordination of the Lease to the lien of the Deed of Trust, and shall supersede and cancel, but only in so far as would affect the priority between the Lease and the Deed of Trust, any prior agreements as to such subordination, including, but not limited to, those provisions contained in the Lease or any exhibit attached thereto which may provide for such subordination. If there is a conflict between the terms and conditions of this Agreement and those of the Lease, then the terms and conditions of this Agreement shall prevail.

        13. CONSENT. Landlord and Tenant declare, agree and acknowledge that in making disbursements of the Loan under the Loan Agreement, Lender is under no obligation or duty to, nor has Lender represented that it will, see to the application of such Loan proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in the Loan Agreement shall not defeat the subordination herein.

        14. FURTHER ASSURANCES. So long as the Deed of Trust shall remain a lien upon the Property or any part thereof, Tenant, its successors or assigns or any other holder of the leasehold estate created by the Lease shall execute, acknowledge and deliver, upon Lender's reasonable demand, at any time or times, any and all further subordinations, agreements, estoppel certificates or other instruments in recordable form reasonably sufficient for that purpose or that Lender or a Successor Landlord may hereafter reasonably require for carrying out the purpose and intent of this Agreement.

        15. NOTICES. All notices of any kind which any party hereto may be required or may desire to serve on the other shall be deemed served upon delivery by an overnight courier, or, if mailed, upon the first to occur of receipt or the expiration of 72 hours after deposit in United States Postal Service, certified mail, return receipt requested, postage prepaid, and addressed as follows:

     If to Lender:  First Bank & Trust
                    2400 Michelson Drive
                    Irvine, CA  92715
                    Attention:     Mr. Alan Rye
                                   Senior Vice President

     If to Tenant:  Rubio's Restaurants Inc.
                    Attn: Richard Rubio
                    5151 Shoreham Place, Suite 260
                    San Diego, CA  92122
                    Attn:     Richard Rubio
                              Vice President of Real Estate

        16. MODIFICATION AND RELEASE. Lender may, without affecting the subordination of the Lease: (a) release or compromise any obligation of any nature with respect to the Loan Documents; (b) release its security interest in, or surrender, release or permit any substitution or exchange of all or any part of any properties securing repayment of the Loan; (c) retain or obtain a security interest in any property to secure repayment of the Loan; or (d) modify, amend, defer, extend, consolidate or supplement any of the original or subsequent Loan Documents.

        17. NO NOTICE. Except where required by law, Lender shall not be obligated to give Tenant notices of any kind, including, but not limited to, those in connection with the following circumstances: (a) for any default, whether of money or of any other term or condition in the Loan Documents; or
(b) for any modification, amendment, deferral, extension, consolidation or supplement to the original or any subsequent Loan Documents.

        18. MISCELLANEOUS. The captions and headings of various sections of this Agreement are for convenience only and are not to be considered as defining or limiting in any way the scope or intent of the provisions of this Agreement. The Recitals to this Agreement are incorporated herein as part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California. This Agreement may not be modified or amended except in writing signed by all parties hereto. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement. This Agreement inures to the benefit of and binds Landlord, Tenant and Lender and their respective successors and assigns, including without limitation, Successor Landlords.

        19. Limitation. The Deed of Trust shall not apply to any equipment, inventory, merchandise, furniture, fixtures or other personal property owned or leased by Tenant which is now or hereafter placed or installed on the Leased Premises, and Tenant shall have the full right to remove said property at any time during or at the expiration of the Lease term, subject to Tenant's obligation to repair any damage to the Leased Premises resulting from such removal.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH MAY ALLOW THE PARTIES AGAINST WHOM YOU CLAIM AN EQUITABLE INTEREST IN REAL PROPERTY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     TENANT: RUBIO'S RESTAURANTS, INC., d/b/a RUBIO'S BAJA GRILL, a Delaware corporation

                                   By:       R. Rubio
                                          -------------------------------------
                                   Name:     Rafael R. Rubio
                                          -------------------------------------
                                   Title:    Chairman
                                          -------------------------------------

     LANDLORD/BORROWER:            CORNERSTONE CORPORATE CENTRE, LLC, a
                                   California limited liability company

                                   By:    MARCO PLAZA ENTERPRISES, a California
                                          general partnership, its Managing
                                          Member

                                   By:
                                          -------------------------------------
                                          ____________________, General Partner

                                   By:    NEWPORT NATIONAL/CORNERSTONE LLC,
                                          a California limited liability
                                          company, Its Asset Manager

                                   By:    Newport National Corporation, a
                                          California corporation, Its Manager

                                   By:
                                          -------------------------------------
                                          Scott Brusseau, President

                                   By:
                                          -------------------------------------
                                          Jeffry Brusseau, Vice President

     LENDER:                       FIRST BANK & TRUST, a California corporation

                                   By:
                                          -------------------------------------
                                          Ron del Toro
                                          Vice President

State of California   )
                      )  ss.
County of San Diego   )

     On ______________ before me, Penny Ritter, Notary Public, personally appeared Rafael Rubio personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                                    ------------------------
                                                          Notary Seal
                                                    ------------------------

                                                            (Seal)

Signature    Penny Ritter
          ------------------------


State of __________ )
                    )  ss.
County of _________ )

     On __________ before me, __________________________, Notary Public, personally appeared______________________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature
          ------------------------

                                     EXHIBIT A

                                 "LEASED PREMISES"




                                     EXHIBIT A

                                     EXHIBIT B

                                   "OFFICE PARK"


The legal description of the "Office Park" is as follows:


                                     EXHIBIT B